Exhibit 10.1

COGNOVIT PROMISSORY NOTE OF

JOHN D. OIL & GAS COMPANY, INC.

$_800,000.00_________ November 20, 2007

For value received, the undersigned, promises to pay to the order of GREAT PLAINS EXPLORATION, LLC the principal sum of Eight Hundred Thousand Dollars ($_800,000.00_) with interest at the rate of libor plus 1.75% per annum. Payment of Principal and accrued interest is due and payable upon DEMAND.

The indebtedness evidenced hereby may be prepaid in whole or in part at any time without penalty or notice.

Notwithstanding anything to the contrary which may be provided for, or implied by, the other terms of this Note, the entire principal balance, together with all accrued and unpaid interest and any other charges, advances and fees, if any, outstanding hereunder, shall be due and payable in full on demand.

The Maker waives demand presentment for payment, protest, notice of protest and of non-payment, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly consent to any extension of time of payment hereof, or any other indulgence of forbearance, any of which may be made without notice to any party and without in any way affecting the personal liability of any party.

The undersigned authorize any attorney-at-law to appear in any court of record in Lake County, Ohio after the indebtedness evidenced hereby becomes due in accordance with the terms hereof, whether by acceleration or otherwise, and to thereupon waive the issuing and service of process, waive presentment, demand, notice of dishonor, protest and notice of non-payment, and to confess judgment against the undersigned Makers, in favor of the holder hereof for the amount then appearing due together with the costs of this suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

WARNING: BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

JOHN D. OIL & GAS COMPANY, INC.

By:/s/ Gregory J. Osborne

Gregory J. Osborne, President